NATIONWIDE MUTUAL FUNDS

Nationwide Investor Destinations Moderate Fund

Supplement dated September 27, 2013
to the Summary Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Fund’s Summary Prospectus.

As described in the Prospectus, the target allocations for the Fund among the various asset classes are subject to change in order to meet the Fund’s investment objective or as economic and/or market conditions warrant.  Nationwide Fund Advisors, the investment adviser to the Fund, has determined that changes to the target allocations for the Fund are appropriate at this time.  Accordingly, the Summary Prospectus is amended as set forth below.  The principal investment strategies of the Fund remain unchanged.

Effective September 30, 2013, the Summary Prospectus is amended as follows:

1.           The second paragraph under “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund pursues its objective by seeking both growth of capital and income.  Through investments in the Underlying Funds, the Fund may invest a majority of its assets in equity securities, such as common stocks of U.S. and international companies (including smaller companies) that the investment adviser believes offer opportunities for capital growth, but also a considerable portion of its assets in bonds (including mortgage-backed securities) in order to generate investment income.  As of the date of this Prospectus, the Fund allocates approximately 38% of its net assets in U.S. stocks, approximately 19% in international stocks and approximately 39% in bonds.  The Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income.  The Fund is also designed for investors who have a longer time horizon and who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term results.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE